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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) February 27, 2007

                            NUVEEN INVESTMENTS, INC.
               (Exact Name of Registrant as Specified in Charter)



        Delaware                     1-11123                  36-3817266
    (State or Other                (Commission             (I.R.S. Employer
    Jurisdiction of                File Number)          Identification No.)
     Incorporation)


333 West Wacker Drive, Chicago, Illinois                         60606
(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (312) 917-7700

                                 Not Applicable
      ---------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act
    (17 CFR 240.l4a-12)

[ ] Pre-commencement communications pursuant to Rule l4d- 2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ] Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange
    Act (17 CFR 240.l3e-4(c))

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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING.

(a) On February 27, 2007, the New York Stock Exchange (the "NYSE") notified Nuveen Investments, Inc. (the "Company") in writing that the Company did not meet the requirements of Section 303A.03 of the NYSE's Listed Company Manual, which requires disclosure of the method for interested parties to communicate with non-management directors. The Company's Proxy Statement for its 2006 Annual Meeting of Shareholders, in the section titled "Shareholder Communication with Directors," disclosed how shareholders may communicate with one or more directors of the Company. Such disclosure, however, did not reference similar communication methods for interested parties who are not shareholders.

Therefore, the Company has set forth such information below. In future years, the Company will include this disclosure, as required, in its Definitive Proxy Statement.

    Shareholders, or other interested parties, who wish to communicate with the non-management directors or any individual director should direct their communication to: Nuveen Investments, Inc. Board of Directors,
    c/o Corporate Secretary, 333 West Wacker Drive, Chicago, Illinois
    60606.

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                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  NUVEEN INVESTMENTS, INC.


                                  By:  /s/ John L. MacCarthy
                                       ------------------------------
                                       John L. MacCarthy
                                       Senior Vice President


Dated:  March 2, 2007